Securities, 424I - Securities, 424I: 1	Mar. 30, 2026 USD ($)
Securities, 424I Table
Security Class Title	Teucrium Soybean Fund
Aggregate Sales Price	$ 41,349,237.00
Aggregate Redeemed or Repurchased, FY	27,314,486.00
Aggregate Redeemed or Repurchased, Prior FY	119,516,380.00
Redemption Credits	(105,481,629.00)
Net Sales	$ 0.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 0.00